                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                FORM 8-K/A No. 1

                                 Current Report


                  Filed pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 4, 1997



                             BRANDYWINE REALTY TRUST
             (Exact name of registrant as specified in its charter)





           Maryland                  1-9106                 23-2413352
 (State or Other Jurisdiction      (Commission           (I.R.S. Employer
       of Incorporation)           file number)        Identification Number)



             16 Campus Boulevard, Newtown Square, Pennsylvania 19073
                    (Address of principal executive offices)


                                 (610) 325-5600
              (Registrant's telephone number, including area code)

                                Page 1 of 2 pages

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Statements of Businesses Acquired. The Financial Statements of the Main Street Properties are included on pages F-11 to F-14.

         (b) Pro Forma Financial Information. Pro Forma financial information is included on pages F-2 to F-10.

         (c)      Exhibits.

                  1.1 Agreement of Sale for 1336 Enterprise Drive, Goshen Corporate Park, E. Goshen Township, Chester County, Pennsylvania, dated February 14, 1997, by and between Brandywine Realty Trust and Hough/Loew Construction, Inc.

                  1.2 Agreement of Sale, dated as of February 21, 1997, between Radnor-Camco Partnership and Brandywine Realty Trust.

                  23.1     Consent of Arthur Andersen LLP.


                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      BRANDYWINE REALTY TRUST



Date:    April 29, 1997               By:      /s/ Gerard H. Sweeney
                                               ---------------------
                                      Title:   President and Chief Executive
                                               Officer

                             BRANDYWINE REALTY TRUST

                          INDEX TO FINANCIAL STATEMENTS



I.       UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS


         *        Pro Forma Condensed Consolidating Balance Sheet as of
                  December 31, 1996 ......................................F -4

         *        Pro Forma Condensed Consolidating Statement of Operations
                  for the  Year Ended December 31, 1996..................F - 5

         *        Notes and Management's Assumptions to Unaudited Pro Forma
                  Condensed Consolidating Financial Information..........F - 6


II.      MAIN STREET ACQUISITION PROPERTIES

         *        Report of Independent Public Accountants..............F - 11

         *        Statement of Revenue and Certain Expenses for the Year Ended
                  December 31, 1996.....................................F - 12

         *        Notes to Statement of Revenue and Certain Expenses....F - 13

                             BRANDYWINE REALTY TRUST
             PRO FORMA CONDENSED CONSOLIDATING FINANCIAL INFORMATION


         The following sets forth the pro forma condensed consolidating balance sheet of Brandywine Realty Trust ("the Company") as of December 31, 1996 and the pro forma condensed consolidating statement of operations for the year ended December 31, 1996.

         The unaudited pro forma condensed consolidating financial information is presented as if the following transactions had been consummated on December 31, 1996, for balance sheet purposes, and at the beginning of the period presented, for purposes of the statement of operations:

       - This pro forma condensed consolidating financial information should be read in conjunction with the historical financial statements of (i) the Company; (ii) the 19 "SSI/TNC" Properties acquired by the Company in August 1996; (iii) the LibertyView Building acquired by the Company in July 1996; (iv) the 1996 Additional Acquisition Properties, consisting of
       (a) the nine properties (the "SERS Properties") acquired in November 1996 from the Pennsylvania State Employees Retirement System and its subsidiaries, (b) Delaware Corporate Center I, (c) 700/800 Business Center Drive and (d) 8000 Lincoln Drive; (v) the Columbia Acquisition Properties acquired by the Company in January 1997 and (vi) the Main Street Properties Acquisition Properties acquired by the Company in March 1997.

       - In December 1996, the Company issued 4,600,000 Common Shares at $16.50 per share, of which 600,000 shares related to the underwriter's exercise of the over-allotment option (the "1996 Offering").

       - The $774,000 loan from Turkey Vulture Fund XIII, Ltd. (the "RMO Fund") was satisfied by the issuance of 46,321 Paired Units to the RMO Fund. Each Paired Unit consists of one Common Share and a warrant exercisable for one Common Share at a price of $19.50.

       - The Company acquired its partnership interests in the Brandywine Operating Partnership.

       -  The Company acquired the LibertyView Building.

       - In conjunction with the 1996 Offering, the Company acquired the SERS Properties, Delaware Corporate Center I, 700/800 Business Center Drive and 8000 Lincoln Drive (the "1996 Additional Acquisition Properties") for $26,444,000 of Preferred Shares, $3,225,000 of deferred payments, $56,000 of warrants and $23,658,000 of cash.

       - The Company issued 636,363 Common Shares at $16.50 per share to SERS Voting Trust, in exchange for $10.5 million and contributed such proceeds to the Operating Partnership in exchange for 636,363 units of general partnership interest ("GP Units") in the Operating Partnership.

       - Following the 1996 Offering and the application of the net proceeds therefrom, the Operating Partnership repaid $49,805,000 of indebtedness secured by the Properties, $764,000 of loans made by SSI to the Operating Partnership and a $500,000 prepayment penalty.

       - The company issued 709,090 Common Shares at $16.50 per share to two investment funds managed by Morgan Stanley Asset Management Inc. and contributed the proceeds to the Operating Partnership in exchange for 709,090 GP Units.

       - The Operating Partnership acquired the Columbia Acquisition Properties for $31,481,000, including closing costs of $181,000, paid as follows:
       (i) $7,000,000 of borrowings under the Company's revolving credit facility, (ii) $12,157,000 through an assumption by the Operating Partnership of mortgage indebtedness encumbering two of the office buildings and (iii) the $12,324,000 balance in cash.

       - The Company issued 2,375,500 Common Shares at $20.625 per share, of which 175,500 shares related to the underwriter's exercise of the over-allotment option (the "1997 Offering").

       - The Operating Partnership acquired the Main Street Acquisition Properties for $21,583,000, including $83,000 of closing costs paid as follows: (i) cash of $19,183,000, (ii) cash deposits of $500,000 and (ii) assumed debt of $1,900,000.

       The pro forma condensed consolidating financial information is unaudited and is not necessarily indicative of what the actual financial position would have been at December 31, 1996, nor does it purport to represent the future financial position and the results of operations of the Company.

                             BRANDYWINE REALTY TRUST

                 PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET

                     AS OF DECEMBER 31, 1996 (NOTES 1 AND 2)
                                   (UNAUDITED)
                                 (IN THOUSANDS)




                                                   BRANDYWINE                       MAIN STREET
                                                  REALTY TRUST         1997         ACQUISITION
                                                   HISTORICAL         OTHER         PROPERTIES      PRO FORMA
                                                  CONSOLIDATED      EVENTS (A)          (B)        CONSOLIDATED
                                                 -------------      ----------      -----------    -------------
ASSETS:
  Real estate investments, net                      $ 151,901        $ 31,481       $ 21,583       $ 204,965
  Cash and cash equivalents                            18,279          26,755        (19,183)         25,851
  Escrowed cash                                         2,044            --             --             2,044
  Deferred costs, net                                   3,549            --             --             3,549
  Other assets                                          2,553            --             (500)          2,053
                                                     --------        --------        --------      ---------
             Total assets                             178,326          58,236          1,900         238,462
                                                     ========        ========        ========      =========

LIABILITIES:
      Mortgage and notes payable                       36,644          12,157          1,900          50,701
      Other liabilities                                 6,914            --             --             6,914
                                                     --------        --------        --------      ---------
              Total liabilities                        43,558          12,157          1,900          57,615
                                                     --------        --------        --------      ---------
MINORITY INTEREST                                       6,398            --             --             6,398
                                                     --------        --------        --------      ---------

CONVERTIBLE PREFERRED SHARES                           26,444            --             --            26,444
                                                     --------        --------        --------      ---------

BENEFICIARIES' EQUITY
 Common shares of beneficial interest                      70              24           --                94
 Additional paid-in capital                           113,047          46,055           --           159,102
 Share Warrants                                           962            --             --               962
 Accumulated equity (deficit)                         (12,153)           --             --           (12,153)
                                                     --------        --------        --------      ---------
   Total beneficiaries' equity                        101,926          46,079           --           148,005
                                                     --------        --------        --------      ---------

     Total liabilities and beneficiaries' equity    $ 178,326        $ 58,236       $ 1,900        $ 238,462
                                                     ========        ========        ========      =========








           The accompanying notes and management's assumptions are an integral part of this statement.

                             BRANDYWINE REALTY TRUST

            PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
              FOR THE YEAR ENDED DECEMBER 31, 1996 (NOTES 1 AND 3)
                                   (UNAUDITED)
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)




                                                                                             1997 EVENTS
                                                       BRANDYWINE                      --------------------------
                                                        REALTY
                                                         TRUST                                        MAIN STREET    TOTAL PRO
                                                      HISTORICAL            1996          OTHER       ACQUISITION       FORMA
                                                   CONSOLIDATED (A)      EVENTS (B)     EVENTS (C)   PROPERTIES (D)  CONSOLIDATED
                                                  -----------------     ------------   ------------  -------------  -------------
Revenue:
    Base rents                                      $     8,462       $    12,646    $     5,146   $     3,141   $    29,395
    Tenant reimbursements                                 1,372             2,838            359           347         4,916
    Other                                                   196               100            376          --             672
                                                    -----------       -----------     ----------    -----------   -----------
           Total revenue                                 10,030            15,584          5,881         3,488        34,983
                                                    -----------       -----------     ----------    -----------   -----------

Operating Expenses
    Interest                                              2,751               513          1,155          --           4,419
    Depreciation and amortization                         2,836             4,687          1,007           629         9,159
    Property expenses                                     3,709             6,830          1,979         2,194        14,712
    General and administrative                              825               148           --            --             973
                                                    -----------       -----------     ----------    -----------   -----------

           Total operating expenses                      10,121            12,178          4,141         2,823        29,263
                                                    -----------       -----------     ----------    -----------   -----------

           Income (loss) before minority interest           (91)            3,406          1,740           665         5,720
Minority interest in (income) loss                          (45)             (429)          --            --            (474)
                                                    -----------       -----------     ----------    -----------   -----------

Income (loss) before uncombined entity
      and extraordinary items                              (136)            2,977          1,740           665         5,246
Equity income of management company                         (26)               66           --            --              40
(Income) loss allocated to Preferred Shares                (401)           (1,847)          --            --          (2,248)
                                                    -----------       -----------     ----------    -----------   -----------
Income (loss) allocated to Common Shares            $      (563)      $     1,196    $     1,740   $       665   $     3,038
                                                    ===========       ===========     ==========    ===========   ===========

Earnings (loss) allocated to Common Shares          $     (0.43)                                                 $      0.33
                                                    ===========                                                    ==========

Weighted average number of shares
    outstanding including share
    equivalents                                       1,302,648                                                    9,255,012
                                                    ===========                                                    ==========




               The accompanying notes and management's assumptions
                     are an integral part of this statement.

                             BRANDYWINE REALTY TRUST

                      NOTES AND MANAGEMENT'S ASSUMPTIONS TO
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATING
                              FINANCIAL INFORMATION
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

1. BASIS OF PRESENTATION:

         Brandywine Realty Trust (the "Company") is a Maryland real estate investment trust. As of December 31, 1996, the Company owned interests in 37 properties, consisting of 34 suburban office buildings in three states and three industrial properties. The Company is sole general partner and had an approximately 95.5% interest in Brandywine Operating Partnership, L.P. (the "Operating Partnership") as of December 31, 1996.

         These pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company, the SSI/TNC Properties, the LibertyView Building, the 1996 Additional Acquisition Properties, the Columbia Acquisition Properties and Main Street Acquisition Properties. In management's opinion, all adjustments necessary to reflect the effects of the 1996 Offering, the Concurrent Financings, the 1997 Offering, the acquisitions of the SSI/TNC Properties, the LibertyView Building, the Acquisition Properties, the Columbia Acquisition Properties and the Main Street Acquisition Properties by the Company have been made.

2.  ADJUSTMENTS TO PRO FORMA CONDENSED
CONSOLIDATING BALANCE SHEET:


 (A) Reflects the Company's acquisition of the Columbia Acquisition Properties based upon the purchase price plus closing costs, and the 1997 Offering as follows:


                                                      Columbia                 1997                 Total 1997
                                                    Acquisition               Offering                Other
                                                     Properties             Adjustments               Events
                                                   ---------------        ----------------        ---------------


Assets:
   Real Estate Investments, net                     $      31,481          $           -             $    31,481
   Cash and cash equivalents                              (12,324)                 39,079  (i)            26,755
   Escrowed cash                                             -                         -                     -
   Deferred costs, net                                       -                         -                     -
   Other Assets                                              -                         -                     -
                                                   ---------------        ----------------        ---------------
                    Total Assets                           19,157                  39,079                 58,236


Liabilities:
    Mortgage and notes payable                             19,157                  (7,000)(ii)            12,157
    Other liabilities                                        -                         -                     -
                                                   ---------------        ----------------        ---------------
                    Total liabilities                      19,157                  (7,000)                12,157

Minority Interest                                             -                         -                    -

Convertible Preferred Shares                                  -                         -                    -

Beneficiaries' Equity:
     Common shares of beneficial interest                     -                        24(iii)                24
     Additional paid-in capital                               -                    46,055(iv)             46,055
     Stock warrants                                           -                         -                    -
     Accumulated equity (deficit)                             -                         -                    -
                                                   ---------------        ----------------        ---------------

                    Total beneficiaries' equity               -                    46,079                 46,079
                                                   ---------------        ----------------        ---------------

                     Total liabilities and
                      beneficiaries' equity         $      19,157          $       39,079          $      58,236
                                                   ===============        ================        ===============

(i)  Pro forma cash and cash equivalents were determined as follows:

          Net proceeds from this Offering and from the exercise of the over-allotment option after underwriting discounts,
          commissions and expenses of $2,916                               $       46,079
          Repayment of mortgage and notes payable                                  (7,000)

                                                                          ----------------
          Net increase in cash and cash equivalents                        $       39,079
                                                                          ================

(ii)  Reflects the net decrease in mortgages and notes payable             $       (7,000)
                                                                          ================

(iii)  Par value of the Common Shares to be issued                         $           24
                                                                          ================


(iv) Reflects the issuance of 2,375,500 Common Shares, par value of $.01 per share, at the offering price of $20.63 per share. The following table sets forth the adjustments to additional paid-in capital:


      Net proceeds from the Offering of Common Shares after
      Underwriting discounts and Commissions  and Offering
      expenses                                                       $46,079

      Less:  Adjusted par value of Common Shares at $.01 par             (24)
                                                                  ----------

           Net increase in additional paid in capital                $46,055
                                                                   =========

(B) Reflects the Company's acquisition of Main Street Properties based upon the purchase price plus closing costs as follows:

         Purchase Price             $21,500
         Closing Costs                   83
                                    --------
                                    $21,583
                                    =======

3.  ADJUSTMENTS TO PRO FORMA CONDENSED
     CONSOLIDATING STATEMENT OF OPERATIONS:

(A) Reflects the historical consolidated operations of the Company.


(B) Reflects the historical operations of the SSI/TNC Properties, LibertyView Building and the 1996 Additional Acquisition Properties from January 1, 1996 through the respective dates of acquisition, plus the pro forma 1996 Offering Adjustments. The following table below reflects the adjustments:


                                            SSI/TNC
                                          Properties                            700/800                   1996
                                              and                    Delaware   Business   8000         Pro Forma        Total
                                          LibertyView      SERS     Corporate    Center   Lincoln   & Other Offering   Pro Forma
                                            Building     Properties    Center     Drive     Drive       Adjustments    1996 Events
                                          ------------  ----------  ---------- --------- --------- ------------------ ------------


Revenue:
 Base rents                                 $  5,714    $  4,008    $  2,036   $    651   $    237        $   --          $ 12,646
 Tenant reimbursements                         2,511         249        --           76          2            --             2,838
 Other                                           100        --          --         --         --              --               100
                                            --------    --------    --------   --------   --------        --------        --------
                                               8,325       4,257       2,036        727        239            --            15,584


perating expenses:
 Interest                                      3,783         194        --         --         --            (3,464)            513
 Depreciation and amortization                 2,819         818         374        212         89             375           4,687
 Property expenses                             2,831       2,217         552        270        231             729           6,830
 General and administrative                      715        --          --         --         --              (567)            148
                                            --------    --------    --------   --------   --------        --------        --------

Total operating expenses                      10,148       3,229         926        482        320          (2,927)         12,178
 Income (loss) before minority interest       (1,823)      1,028       1,110        245        (81)          2,927           3,406
 Minority interest in income (loss)             (513)       --          --         --         --               942             429
 Income (loss) before uncombined entity
  and extraordinary items                     (1,310)      1,028       1,110        245        (81)          1,985           2,977
 Equity income of management company              75        --          --         --         --                (9)             66
 Income (loss) before extraordinary items     (1,235)      1,028       1,110        245        (81)          1,976           3,043
 Income allocated to Preferred Shares           --          --          --         --         --             1,847           1,847
                                            --------    --------    --------   --------   --------        --------        --------
 Income (loss) allocated to Common Shares   $ (1,235)   $  1,028    $  1,110   $    245   $    (81)       $    129        $  1,196
                                            ========    ========    ========   ========   ========        ========        ========


(C) Reflects the pro forma statement of operations of the Columbia Acquisition Properties for the year ended December 31,1996 and other pro forma adjustments to reflect the 1997 Offering for the year ended December 31,1996. The following table reflects the pro forma adjustments:





                                                                  1997 Other Acquisitions
                                                             ----------------------------------
                                                               Columbia
                                                              Acquisition
                                                              Properties          Pro Forma            1997          Total Other
                                                              Historical         Adjustments         Offering        1997 Events
                                                             --------------     ---------------     ------------    ------------
Revenue:
   Base rents                                                   $ 5,146             $  --           $  --               $ 5,146
   Tenant reimbursements                                            359                --              --                   359
   Other                                                            376                --              --                   376
                                                                -------             -----           -----               -------
                                                                  5,881                --              --                 5,881

Operating Expenses:
   Interest                                                        --                 1,680(i)         (525)(ii)          1,155
   Depreciation and amortization                                   --                 1,007(iii)       --                  --
   Property expenses                                              1,979                --              --                 1,979
   General and administrative                                      --                  --              --                  --
                                                                -------             -----           -----               -------

            Total operating expenses                              1,979               2,687            (525)              4,141

            Income (loss) before minority interest                3,902              (2,687)            525               1,740

Minority Interest in Income (loss)                                 --                  --              --                  --

Income (loss) before uncombined entity and
   extraordinary items                                            3,902              (2,687)            525               1,740

Equity Income of management company                                --                  --              --                  --

Income (loss) before extraordinary items                          3,902              (2,687)            525               1,740

Income allocated to Preferred Shares                               --                  --              --                  --

Income (loss) allocated to Common Shares                        $ 3,902             $(2,687)        $   525             $ 1,740
                                                                =======             =======         =======             =======

(i) Interest expense reflects pro forma interest on debt using an effective rate of 7.5% on borrowings under the revolving credit facility and an effective rate of 9.5% on assumed debt.

(ii) Represents interest savings related to the Company using a portion of the proceeds from the 2/26/97 offering to repay the $7.0 million of borrowings under the credit facility at an effective rate of 7.5%.

(iii) Reflects the depreciation of the buildings using a 25-year useful life.

(D)  Main Street Acquisition Properties

                                                   Main Street
                                                   Acquisition                                  Pro Forma
                                                   Properties                                  Main Street
                                                   Historical            Pro Forma             Acquisition
                                                    12/31/96            Adjustments             Properties
                                                 -----------------    ----------------        ---------------

Revenue:
   Base rents                                      $        3,141      $             -         $       3,141
   Tenant Reimbursements                                      347                    -                   347
                                                 -----------------    ----------------        ---------------
                                                            3,488                    -                 3,488

Operating expenses:
   Interest                                                     -                    -                     -
   Depreciation and amortization                                -                  629 (i)               629
   Property expenses                                        2,194                    -                 2,194
   General and administrative                                   -                    -                     -
                                                 -----------------    ----------------        ---------------
                                                            2,194                  629                 2,823

Income (loss) before minority interest                      1,294                 (629)                  665
                                                 -----------------    ----------------        ---------------

Equity income of management company                             -                    -                     -
                                                 -----------------    ----------------        ---------------

Income allocated to Common Shares                  $        1,294      $         (629)         $         665
                                                 =================    ================        ===============


(i)  Reflects the depreciation of the buildings using a 25-year useful life.

                  REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS





To Brandywine Realty Trust:

We have audited the combined statement of revenue and certain expenses of Main Street Properties (the "Properties") described in Note 1 for the year ended December 31, 1996. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of Brandywine Realty Trust as described in Note 1 and is not intended to be a complete presentation of the Properties' revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of the Properties for the year ended December 31, 1996, in conformity with generally accepted accounting principles.





                                                          ARTHUR ANDERSEN LLP



Philadelphia, Pa.,
   January 29, 1997

                             MAIN STREET PROPERTIES


               COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1996



REVENUE:
   Base rents (Note 2)                                      $      3,141,000
   Tenant reimbursements                                             347,000
                                                            ----------------
         Total revenue                                             3,488,000
                                                            ----------------
CERTAIN EXPENSES:
   Maintenance and other operating expenses                        1,305,000
   Utilities                                                         439,000
   Real estate taxes                                                 450,000
                                                            ----------------
         Total certain expenses                                    2,194,000
                                                            ----------------
REVENUE IN EXCESS OF CERTAIN EXPENSES                       $      1,294,000
                                                            ================








    The accompanying notes are an integral part of this financial statement.

                             MAIN STREET PROPERTIES


           NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES

                                DECEMBER 31, 1996



1.   BASIS OF PRESENTATION:

The combined statement of revenue and certain expenses reflects the operations of the Main Street Properties (the "Properties"), located in Voorhees, New Jersey. These properties are expected to be acquired by Brandywine Realty Trust (the "Company") from Radnor Canuso Partnership ("RCP") in February 1997. The Properties have an aggregate net rentable area of approximately 235,000 square feet (96% leased as of December 31, 1996) and four undeveloped land sites. This combined statement of revenue and certain expenses is to be included in the Company's Current Report on Form 8-K as the acquisition has been deemed significant pursuant to the rules and regulations of the Securities and Exchange Commission.

The accounting records of the Properties are maintained on a modified cash basis. Adjusting entries have been made to present the accompanying financial statement in accordance with generally accepted accounting principles. The accompanying financial statement excludes certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the Properties.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   OPERATING LEASES:

Base rents presented for the year ended December 31, 1996, include straight-line adjustments for rental revenue increases in accordance with generally accepted accounting principles. The aggregate rental revenue increase resulting from the straight-line adjustment for the year ended December 31, 1996, was $62,000 (unaudited).

Tenants whose minimum rental payments were equal to 10% or more of total base rents in 1996 are as follows:

       Dean Witter                $  343,000
       Credit Lenders                340,000

The Properties are leased to tenants under operating leases with expiration dates extending to the year 2004. Future minimum rentals under noncancelable operating leases, excluding tenant reimbursements of operating expenses as of December 31, 1996, are as follows:

                1997                           $3,009,000
                1998                            3,130,000
                1999                            2,514,000
                2000                            1,788,000
                2001                            1,282,000
                Thereafter                      1,723,000

Certain leases also include provisions requiring tenants to reimburse the Company for management costs and other operating expenses up to stipulated amounts.

3.   COMMITMENTS:

The Properties include four undeveloped land sites as part of a condominium association at December 31, 1996. The owner of the Properties is responsible for payment of unallocated expenses as a result of this undeveloped land. The unallocated expenses recorded during the year totaled approximately $286,000 and are included in maintenance and other operating expenses in the accompanying combined statement of revenue and certain expenses.





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